SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): February 12, 2004
                                                  -----------------

                             Warrantech Corporation
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-13084                   13-3178732
----------------------------    -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

      2200 Highway 121, Suite 100, Bedford, Texas                 76021
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        (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: 800-544-9510

ITEM 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99.1     Press   Release  of  Warrantech   Corporation   dated
                           February 12, 2004.

ITEM 9.  Regulation FD Disclosure.

         Information required by Item 12 is being provided under this Item 9 pursuant to the Securities and Exchange Commission's (the "SEC") interim filing guidance set forth in Release Nos. 33-8216 and 34-47583.

         On February 12, 2004, Warrantech Corporation (the "Company") issued a press release announcing its financial results for its third fiscal 2004 quarter ended December 31, 2003. A copy of this press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be `filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 12. Results of Operations and Financial Condition.

         See Item 9 above.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WARRANTECH CORPORATION
                                        (Registrant)


Date: February 12, 2004                 By: /s/ Richard F. Gavino
                                            ---------------------------------
                                            Richard F. Gavino
                                            Executive Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

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     Exhibit #                                        Description                                          Page #
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
       99.1                 Press Release of Warrantech Corporation dated February 12, 2004.                 4
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